SUPPLEMENT DATED APRIL 14, 2021
TO

PROSPECTUS DATED JUNE 26, 2018
FOR EXECUTIVE VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED APRIL 29, 2011
FOR PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

This supplement contains information regarding changes to investment options that are available under your Policy.

Effective on or around April 30, 2021, the name of the following investment options will be changed:

Current Name	New Name

Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund

Invesco Oppenheimer V.I. Main Street Fund	Invesco V.I. Main Street Fund

THE POLICIES REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.